Evergreen

EVERGREEN VA SPECIAL EQUITY FUND

Semiannual Report
as of June 30, 2002

Evergreen Investments℠
MUTUAL FUNDS

Evergreen VA Special Equity Fund - Semiannual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen VA Special Equity Fund, which covers the six-month period ended June 30, 2002.

After experiencing mixed performance for the first three months of the period, the U.S. equities markets renewed their struggles during the final three months. Concerns over a slowdown in growth and the legitimacy of earnings were compounded by worries over terrorism and corporate credibility. As a result of these events, investor pessimism grew, and market valuations fell in the first half of the year. Leading the declines for the major market indexes was the Nasdaq Composite, which fell 25%. Following the Nasdaq in the pullback was the Standard & Poor’s 500 Index (S&P 500), which lost 14% of its value, and the Dow Jones Industrial Average, down 8% through June 30, 2002. Even small cap stocks (as measured by the Russell 2000 Index, which outperformed other benchmarks for much of the past two years) were down 9% in the second quarter, bringing their mid-year loss to 5%.

The U.S. fixed income markets, after mixed performance in the first three months of the period, recovered nicely in the final three months. Moderation in economic growth had much to do with this improvement in performance, since a slowdown in the pace of gross domestic product (GDP) growth suggests the Federal Reserve Board may remain on the sidelines longer than originally anticipated. Uncertainty related to geopolitical risks also contributed to the gains in Treasuries, which still maintain their role as a leading safe haven for domestic and international investors.

Looking ahead for the markets, we strongly encourage investors to focus on the improving fundamentals of the U.S. economy. We continue to project GDP growth in the range of 3% in 2002, with inflation tracking below 2%. Unemployment, as a lagging indicator, will likely get worse before it gets better. The silver lining here is that the Fed should stay on the sidelines until the trend in employment turns positive. Additionally, the growth trends for services and productivity remain positive, suggesting better profits ahead.

We continue to forecast operating earnings growth in the range of 8% to 10% for companies in the S&P 500 during 2002. Profits have often risen more than 20% in the first year of past recoveries, yet due to the lack of capital spending increases, we expect moderate earnings growth this year compared to past periods. We believe equity market gains may begin to reflect profit growth. However, given the low levels of investor confidence, we see very little room for P/E multiple expansion. A positive development on the geopolitical front, though, could add considerable momentum to the markets, providing investors relief from oversold conditions and a path to higher valuation.

Looking at bonds, we believe the pace of economic growth will enable the Fed to only slightly tighten policy late in the year. The prospects for slightly higher rates and the elongation of the recovery may enable fixed income instruments to continue recent contributions to diversified portfolios. Quality high yield bonds and investment-grade corporates also offer potential for gains as the environment improves and spreads narrow.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than trying to make investment decisions based on anticipated market movements. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investments

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

EVERGREEN
VA Special Equity Fund
Fund at a Glance as of June 30, 2002

“As generalized fears about the market begin to subside, we believe stock prices will stabilize and investors will again focus on relative earnings growth and renew their search for superior companies. In this environment, we think smaller, more nimble companies with unique products and market niches may offer opportunities to reward their investors.”

PORTFOLIO MANAGEMENT TEAM

Quantitative Equity Team

Lead Manager: Tim M. Stevenson, CFA

PERFORMANCE & RETURNS1

Portfolio Inception Date:	9/29/1999

6-month return	-12.92%

Average Annual Returns

1 year	-14.16%

Since Portfolio Inception	-4.89%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Special Equity Fund,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of June 30, 2002, and subject to change.

EVERGREEN
VA Special Equity Fund
Portfolio Manager Interview

How did the fund perform?

The fund had a total return of -12.92% for the six-month period ended June 30, 2002. During the same period, the Russell 2000 Growth Index (Russell 2000 Growth) returned -17.35%, while the median return of variable annuity small cap growth funds was -17.64%, according to Lipper Inc., an independent monitor of fund performance.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$37,846,208

Number of Holdings	140

P/E Ratio	19.8x

What factors affected performance during the period?

It was a challenging period for equity investing, including the small company growth stocks that the fund emphasizes. The Russell 2000 Growth, a proxy for such stocks, fell in both the first and second quarters of 2002. While the fund also experienced negative returns, it nevertheless outperformed the index during both quarters. The Russell 2000 Growth has shown negative returns in 12 of the past 20 calendar quarters, although the fund outperformed the index in nine of those 12 quarters to mute the worst effects of the volatility.

Stock selection and the relatively conservative positioning of the portfolio helped performance throughout the period. We were, for example, significantly under-represented in companies with negative cash flows. A number of our holdings, including several in consumer-related industries, turned in strong performance despite the general slump in stock prices.

On the positive side, the portfolio received a boost in January when Crossman Communities announced its intention to merge with Beazer Homes, which resulted in a 33% gain for our Crossman position. Several other stocks benefited from positive earnings reports. Finish Line and Too Inc., two consumer cyclicals, did well after reporting earnings and revenues that exceeded expectations. Constellation Brands, another consumer-oriented company, reported improved earnings because of increasing beer sales and sales improvements in its higher-margin products. Among technology holdings, Activision Inc. helped support performance, based on solid performance by its electronic game titles.

In the overall market, however, the main trend was increasing skepticism by stock investors in light of the wave of controversies over accounting practices and corporate governance. Driving these controversies was a series of highly publicized events that included the following: the criminal conviction of auditing and consulting company Arthur Andersen LLP; the arrest of IMClone’s former CEO; the indictment of the former CEO of Tyco International and the disclosure of accounting problems at WorldCom.

With these incidents in the headlines, investors were especially intolerant of any announcements of disappointing earnings or revenues or suggestions of problems in accounting. While we did not directly own any of the companies embroiled in the biggest controversies, we nevertheless were affected by the disenchantment the controversies created. In the first quarter, Genesis Microchip and Optimal Robotics fell after announcing earnings and revenue shortfalls, while Performance Food and McAffee.com performed poorly because of questions about accounting. In the second quarter, disappointing earnings hurt the value of Numerical Technologies, while American Home Mortgage Holdings lost value after it announced postponement of a proposed acquisition.

TOP 5 SECTORS
(as a percentage of 6/30/2002 net assets)

Information Technology	23.4%

Consumer Discretionary	21.0%

Health Care	20.8%

Industrials	14.2%

Financials	7.0%

What were your most noteworthy strategies and tactical changes during the six months?

We began 2002 with a commitment to increase the fund’s exposure to stocks and sectors that would benefit from an economic recovery. We increased our technology holdings, taking advantage of pullbacks in stock prices to buy what we believe to be attractive companies.

EVERGREEN
VA Special Equity Fund
Portfolio Manager Interview

In the first quarter, we also increased our exposure to the biotechnology industry, where we had been underweighted. We were particularly encouraged by the trend of smaller biotech companies forming strategic alliances with major pharmaceutical companies, helping them in the regulatory approval process, in raising capital, and in providing distribution for approved products. Among our key investments was Genta, which is developing leukemia and melanoma therapies.

In the second quarter, as we reduced our weightings in stocks that were about to be reclassified as mid caps, we again increased our emphasis in the information technology sector. Throughout the six months, we remained significantly underweighted in financial services companies, which tended not to meet the criteria of our stock selection discipline.

TOP 10 HOLDINGS
(as a percentage of 6/30/2002 net assets)

Aviall, Inc.	1.4%

Omnivision Technologies, Inc.	1.4%

Aaon, Inc.	1.3%

FLIR Systems, Inc.	1.3%

Activision, Inc.	1.3%

Genta, Inc.	1.3%

Global Imaging Systems, Inc.	1.2%

FTI Consulting, Inc.	1.2%

ESS Technology, Inc.	1.2%

Sangstat Medical Corp.	1.2%

What is your outlook for the next six months?

Over the next six months, we see the potential for improvement. To be sure, investors are skeptical about stocks in general because of the corporate accounting scandals, the weakening U.S. dollar, and lingering fears of another potential terrorist attack. Despite these issues, we believe many stocks with strong earnings records have reached attractive prices.

As generalized fears about the market begin to subside, we believe stock prices will stabilize and investors will again focus on relative earnings growth and renew their search for superior companies. In this environment, we think smaller, more nimble companies with unique products and market niches may offer opportunities to reward their investors.

EVERGREEN
VA Special Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31,
		2001	2000	1999[1]

Net asset value, beginning of period	$ 9.75	$ 10.61	$ 11.84	$ 10.00

Income from investment operations

Net investment loss	(0.03)	(0.01)	(0.01)	0

Net realized and unrealized gains or losses on securities	(1.23)	(0.85)	(0.91)	1.88

Total from investment operations	(1.26)	(0.86)	(0.92)	1.88

Distributions to shareholders from net realized gains	0	0	(0.31)	(0.04)

Net asset value, end of period	$ 8.49	$ 9.75	$ 10.61	$ 11.84

Total return[2]	(12.92%)	(8.11%)	(8.34%)	18.87%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 37,846	$ 43,162	$ 20,905	$ 3,059

Ratios to average net assets

Expenses[3]	1.03%[4]	1.03%	1.04%	1.03%[4]

Net investment loss	(0.65%)[4]	(0.21%)	(0.17%)	(0.07%)[4]

Portfolio turnover rate	153%	160%	294%	104%

1. For the period from September 29, 1999 (commencement of operations) to December 31, 1999.

2. Total return does not reflect charges attributable to your insurance company’s separate account.

3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4. Annualized.

See Notes to Financial Statements.

EVERGREEN
VA Special Equity Fund
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 99.1%
CONSUMER DISCRETIONARY - 21.0%
Auto Components - 0.6%
American Axle & Manufacturing Holdings, Inc. *	7,953	$ 236,522
Distributors - 1.2%
Daisytek International Corp. *	15,247	258,589
SCP Pool Corp. *	7,634	211,920
470,509
Food & Drug Retailing - 1.1%
CKE Restaurants, Inc. *	35,281	401,498
Hotels, Restaurants & Leisure - 3.4%
AFC Enterprises, Inc.	9,886	308,937
Argosy Gaming Corp. *	7,223	205,133
Choice Hotels, Inc. *	18,378	367,744
Gtech Holdings Corp. *	7,590	193,849
IHOP Corp. *	7,480	220,286
1,295,949
Household Durables - 1.6%
Harman International Industries, Inc.	4,289	211,233
Matthews International Corp., Class A	16,070	375,235
586,468
Internet & Catalog Retail - 0.9%
1-800 FLOWERS.COM, Inc. *	29,168	325,515
Leisure Equipment & Products - 1.8%
Activision, Inc. *	16,543	480,740
Monaco Coach Corp. *	9,907	211,019
691,759
Media - 0.8%
Cumulus Media, Inc. *	10,930	150,615
Spanish Broadcasting System, Inc., Class A *	16,648	166,480
317,095
Multi-line Retail - 1.0%
99 Cents Only Stores *	6,702	171,906
Chico’s FAS, Inc. *	5,683	206,407
378,313
Software - 1.1%
JDA Software Group, Inc. *	14,635	413,585
Specialty Retail - 6.4%
Circuit City Stores, Inc. *	9,092	196,842
Finish Line, Inc. *	22,177	397,412
Gymboree Corp. *	19,296	309,122
Hollywood Entertainment Corp. *	17,922	370,627
Suburban Propane Partners LP	6,085	158,210
Too, Inc. *	10,765	331,562
Tractor Supply Co. *	5,130	364,178
West Marine, Inc. *	22,520	287,355
2,415,308

EVERGREEN
VA Special Equity Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 1.1%
K-Swiss, Inc., Class A	16,358	$ 424,981
CONSUMER STAPLES - 4.6%
Beverages - 0.2%
Constellation Brands, Inc., Class A *	2,675	85,600
Food & Drug Retailing - 2.9%
D & K Healthcare Resources, Inc.	12,006	423,331
Nash-Finch Co.	11,857	378,950
Performance Food Group Co. *	9,095	307,957
1,110,238
Food Products - 1.2%
Dean Foods Co. *	3,060	114,138
Fresh Del Monte Produce, Inc.	8,127	203,175
Ralcorp Holdings, Inc. *	4,038	126,187
443,500
Tobacco - 0.3%
Schweitzer Mauduit International, Inc.	4,146	101,992
ENERGY - 1.9%
Oil & Gas - 1.9%
Frontier Oil Corp.	8,839	155,567
Newfield Exploration Co. *	4,719	175,405
Westport Resources Corp. *	23,312	382,317
713,289
FINANCIALS - 7.0%
Banks - 2.2%
Alabama National BanCorp.	5,116	221,472
BankAtlantic Bancorp, Inc.	11,086	137,466
BankUnited Financial Corp. *	12,589	241,079
New York Community Bancorp, Inc.	2,797	75,799
Staten Islands Bancorp, Inc.	7,438	142,810
818,626
Diversified Financials - 1.6%
Jeffries Group, Inc.	7,889	332,127
Pre Paid Legal Services, Inc.	13,943	277,465
609,592
Insurance - 1.1%
Hilb, Rogal & Hamilton Co.	8,987	406,662
Real Estate - 2.1%
Annaly Mortgage Management, Inc. REIT	9,989	193,786
Corrections Corp. of America *	21,093	364,909
Impac Mortgage Holdings, Inc.	18,235	245,808
804,503
HEALTH CARE - 20.8%
Biotechnology - 5.0%
Genta, Inc. *	57,677	478,142
Sangstat Medical Corp. *	19,633	451,166

EVERGREEN
VA Special Equity Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Biotechnology - continued
Sicor, Inc. *	14,366	$ 266,346
Transkaryotic Therapies, Inc. *	8,641	311,508
Trimeris, Inc. *	8,400	372,876
1,880,038
Health Care Equipment & Supplies - 5.2%
American Medical Systems Holdings, Inc. *	17,561	352,274
Bio-Rad Laboratories, Inc., Class A *	6,504	295,997
Cholestech Corp. *	18,650	196,757
Cooper Companies, Inc. *	4,707	221,700
Diagnostic Products Corp.	9,321	344,877
Igen International *	9,699	305,518
Medical Action Industries, Inc. *	5,481	70,157
Varian Medical Systems, Inc. *	4,407	178,704
1,965,984
Health Care Providers & Services - 6.4%
Cerner Corp. *	5,713	273,253
Coventry Health Care, Inc. *	6,208	176,431
Dianon Systems, Inc. *	2,689	143,646
Henry Schein, Inc. *	4,275	190,238
Humana, Inc. *	11,522	180,089
Mid Atlantic Medical Services, Inc. *	5,883	184,432
MIM Corp. *	13,512	163,360
Pediatrix Medical Group, Inc. *	8,085	202,125
Quovadx, Inc. *	10,312	64,759
Radiologix, Inc. *	16,854	257,024
Stericycle, Inc. *	11,640	412,172
U.S. Physical Therapy, Inc.	8,554	173,732
2,421,261
Pharmaceuticals - 4.2%
aaiPharma, Inc. *	8,278	186,089
KV Pharmaceutical Co., Class A *	10,331	278,937
Ligand Pharmaceuticals, Inc., Class B *	13,486	195,547
Pharmaceutical Resources, Inc. *	12,248	340,250
SFBC International, Inc. *	15,786	264,747
Versicor, Inc. *	24,159	324,939
1,590,509
INDUSTRIALS - 14.2%
Aerospace & Defense - 4.5%
Alliant Techsystems, Inc. *	3,472	221,514
Aviall, Inc. *	37,730	528,220
Dynamics Research Corp. *	5,964	144,209
Edo Corp.	11,357	323,674
Esco Technologies, Inc. *	9,289	325,115
Intermagnetics General Corp. *	8,658	174,892
1,717,624
Building Products - 1.8%
Aaon, Inc. *	26,403	495,575
Apogee Enterprises, Inc.	13,511	194,018
689,593

EVERGREEN
VA Special Equity Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 4.3%
Arbitron, Inc. *	7,151	$ 223,111
Banta Corp.	5,460	196,014
Copart, Inc. *	8,741	141,866
FTI Consulting, Inc. *	12,977	454,325
Global Imaging Systems, Inc. *	24,220	459,938
Sylvan Learning Systems, Inc. *	7,862	156,768
1,632,022
Electrical Equipment - 1.0%
EPIQ Systems, Inc. *	21,559	366,934
Road & Rail - 2.6%
Genesee & Wyoming, Inc., Class A *	18,000	406,080
Heartland Express, Inc. *	10,408	249,064
P.A.M. Transportation Services, Inc. *	13,154	315,959
971,103
INFORMATION TECHNOLOGY - 23.4%
Communications Equipment - 0.3%
Harmonic Lightwaves, Inc. *	30,194	110,480
Computers & Peripherals - 1.8%
Concurrent Computer Corp. *	46,960	218,364
WebEx Communications, Inc. *	27,775	441,622
659,986
Electronic Equipment & Instruments - 6.2%
02Micro International, Ltd.	28,483	294,799
FLIR Systems, Inc. *	11,655	489,160
Itron, Inc. *	14,491	380,099
Kopin Corp. *	43,148	284,777
Mettler-Toledo International, Inc. *	6,694	246,808
Oak Technology, Inc. *	37,298	168,960
OSI Systems, Inc. *	17,180	340,679
Power Integrations, Inc. *	7,124	127,513
2,332,795
Internet Software & Services - 2.2%
Alloy, Inc. *	9,884	142,725
Overture Services, Inc. *	13,844	345,823
Websense, Inc. *	13,685	349,926
838,474
IT Consulting & Services - 1.3%
Neoforma, Inc. *	17,284	224,519
Perot Systems Corp. *	25,749	280,407
504,926
Semiconductor Equipment & Products - 9.1%
ATI Technologies, Inc. *	44,209	305,484
ChipPac, Inc. *	22,826	141,065
Conexant Systems, Inc.	56,188	91,025
ESS Technology, Inc. *	25,882	453,970
Integrated Circuit System, Inc. *	19,961	403,013
Microtune, Inc. *	39,490	351,856

EVERGREEN
VA Special Equity Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Omnivision Technologies, Inc. *	36,255	$ 516,271
Silicon Laboratories *	15,697	424,761
Skyworks Solutions, Inc. *	19,721	109,451
Sypris Solutions, Inc. *	12,029	219,168
Zoran Corp. *	19,136	438,406
3,454,470
Software - 2.5%
ANSYS, Inc. *	14,615	293,761
Catapult Communications Corp. *	6,953	152,069
Cognos, Inc.	7,273	161,388
THQ, Inc. *	11,384	339,471
946,689
MATERIALS - 5.2%
Chemicals - 4.2%
Airgas, Inc. *	24,446	422,916
Armor Holdings, Inc. *	13,331	339,940
Elcor Chemical Corp.	5,873	160,627
Lubrizol Corp.	4,284	143,514
Octel Corp. *	15,349	389,097
OM Group, Inc.	2,307	143,034
1,599,128
Containers & Packaging - 0.3%
Pactiv Corp. *	5,019	119,452
Metals & Mining - 0.7%
Meridian Gold, Inc. *	16,123	258,774
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Intrado, Inc. *	13,664	264,535
TTI Team Telecom International, Ltd. *	7,232	115,785
380,320
Total Common Stocks		37,492,066
SHORT-TERM INVESTMENTS - 1.5%
MUTUAL FUND SHARES - 1.5%
Evergreen Institutional Money Market Fund (o)	583,673	583,673
Total Investments - (cost $37,801,316) - 100.6%		38,075,739
Other Assets and Liabilities - (0.6%)		(229,531)
Net Assets - 100.0%		$ 37,846,208

* Non-income producing security
(o) The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
REIT Real Estate Investment Trust

See Notes to Financial Statements.

EVERGREEN
VA Special Equity Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Identified cost of securities	$ 37,801,316
Net unrealized gains on securities	274,423

Market value of securities	38,075,739
Receivable for securities sold	141,789
Dividends and interest receivable	8,622
Receivable from investment advisor	1,147

Total assets	38,227,297

Liabilities
Payable for securities purchased	369,751
Due to other related parties	307
Accrued expenses and other liabilities	11,031

Total liabilities	381,089

Net assets	$ 37,846,208

Net assets represented by
Paid-in capital	$ 47,226,688
Undistributed net investment loss	(131,482)
Accumulated net realized losses on securities	(9,523,421)
Net unrealized gains on securities	274,423

Total net assets	$ 37,846,208

Shares outstanding	4,457,556

Net asset value per share	$ 8.49

See Notes to Financial Statements.

EVERGREEN
VA Special Equity Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Investment income
Dividends	$ 60,083
Interest	10,393

Total investment income	70,476

Expenses
Advisory fee	185,807
Administrative services fees	20,196
Transfer agent fee	169
Trustees’ fees and expenses	644
Printing and postage expenses	10,125
Custodian fee	7,940
Professional fees	6,449
Other	797

Total expenses	232,127
Less: Expense reductions	(6,140)
Fee waivers	(24,025)

Net expenses	201,962

Net investment loss	(131,486)

Net realized and unrealized losses on securities
Net realized losses on securities	(1,124,507)

Net change in unrealized gains or losses on securities	(4,487,192)

Net realized and unrealized losses on securities	(5,611,699)

Net decrease in net assets resulting from operations	$ (5,743,185)

See Notes to Financial Statements.

EVERGREEN
VA Special Equity Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2002

Operations
Net investment loss	$ (131,486)	$ (61,943)
Net realized losses on securities	(1,124,507)	(6,307,962)
Net change in unrealized gains or losses on securities	(4,487,192)	4,915,264

Net decrease in net assets resulting from operations	(5,743,185)	(1,454,641)

Capital share transactions
Proceeds from shares sold	10,381,820	41,936,567
Payment for shares redeemed	(9,954,129)	(18,225,381)

Net increase in net assets resulting from capital share transactions	427,691	23,711,186

Total increase (decrease) in net assets	(5,315,494)	22,256,545
Net assets
Beginning of period	43,161,702	20,905,157

End of period	$ 37,846,208	$ 43,161,702

Undistributed net investment income (loss)	$ (131,482)	$ 4

Other Information:
Share increase (decrease)
Shares sold	1,097,432	4,407,219
Shares redeemed	(1,068,770)	(1,948,190)

Net increase in shares	28,662	2,459,029

See Notes to Financial Statements.

EVERGREEN
VA Special Equity Fund
Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Evergreen VA Special Equity Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily an annual rate of 0.92% of the average daily net assets of the Fund.

During the six months ended June 30, 2002, the amount of investment advisory fees waived by the investment advisor was $24,025. The impact on the Fund’s annualized expense ratio represented as a percentage of its average net assets was 0.12%.

EVERGREEN
VA Special Equity Fund
Notes to Financial Statements (Unaudited) (continued)

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% the Fund’s average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $2,394 to First Union Securities, Inc.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $36,751,809 and $35,899,424, respectively, for the six months ended June 30, 2002.

On June 30, 2002, the aggregate cost of securities for federal income tax purposes was $37,801,316. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,359,249 and $4,084,826, respectively, with a net unrealized appreciation of $274,423.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $495,868 and $6,523,784, expiring in 2008 and 2009, respectively.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $860,441.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by the Fund was $6,140 and the impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average net assets was 0.03%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen Funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

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* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

558966 8/2002

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Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034